The Prudential Investment Portfolios, Inc.

PGIM Jennison Focused Value Fund (the Fund)

Supplement dated September 30, 2022, to the

Currently Effective Summary Prospectus and Prospectus

Effective October 1, 2022, contractual expense limitations will be implemented with respect to the Fund's Class Z and Class R6 share classes. To reflect these changes, the Fund's Summary Prospectus and Prospectus are hereby revised as follows effective October 1, 2022:

(i)In the section of the Prospectus and Summary Prospectus entitled "Fund Summary—Fund Fees and Expenses," the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Z	Class R6

Management fee	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and service (12b-1) fees	0.30%	1.00%	0.75%	None	None

Other expenses	0.21%	0.43%	1.39%	0.22%	0.38%

Total annual Fund operating expenses	1.11%	2.03%	2.74%	0.82%	0.98%

Fee waiver and/or expense reimbursement	None	None	(1.21)%	(0.07)%	(0.23)%

Total annual Fund operating expenses after fee	1.11%	2.03%	1.53%	0.75%	0.75%
waiver and/or expense reimbursement(1)(2)

(1)PGIM Investments LLC (PGIM Investments) has contractually agreed, through January 31, 2024, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.75% of average daily net assets for Class Z shares and 0.75% of average daily net assets for Class R6 shares. Separately, PGIM Investments has contractually agreed, through January 31, 2024, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 1.53% of average daily net assets for Class R shares. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The waiver and expense limitation may not be terminated prior to January 31, 2024 without the prior approval of the Fund's Board of Directors.

(2)The distributor of the Fund has contractually agreed through January 31, 2024 to reduce its distribution and service (12b-1) fees for the Fund's Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to January 31, 2024 without the prior approval of the Fund's Board of Directors.

(ii)In the section of the Prospectus and Summary Prospectus entitled "Fund Summary—Fund Fees and Expenses," the expense example table is deleted in its entirety and replaced with the following table:

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	If Shares Are Redeemed				If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$ 657	$ 883	$ 1,128	$ 1,827	$ 657	$ 883	$ 1,128	$ 1,827

Class C	$ 306	$ 637	$ 1,093	$ 2,122	$ 206	$ 637	$ 1,093	$ 2,122

Class R	$ 156	$ 736	$ 1,342	$ 2,982	$ 156	$ 736	$ 1,342	$ 2,982

Class Z	$ 77	$ 255	$ 448	$ 1,007	$ 77	$ 255	$ 448	$ 1,007

Class R6	$ 77	$ 289	$ 519	$ 1,180	$ 77	$ 289	$ 519	$ 1,180

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